UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 1, 2009

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

               Delaware                                                        1-9273                                                     75-1285071
            (State or Other Jurisdiction                                     (Commission                                               (IRS Employer
                of Incorporation)                                               File Number)                                             Identification No.)

4845 US Highway 271 N.
     Pittsburg, Texas                                                                             75686-0093
(Address of Principal Executive Offices)                                                                               (ZIP Code)

Registrant's telephone number, including area code:  (903) 434-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 1, 2009, Pilgrim's Pride Corporation (the "Company") entered into a Fourth Amendment (the "Amendment") to the Amended and Restated Post-Petition Credit Agreement dated December 31, 2008 among the Company, as borrower, certain subsidiaries of the Company, as guarantors, Bank of Montreal, as agent, and the lenders party thereto (the "Credit Agreement").  The Amendment is subject to the approval of the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division.  The Amendment amends the Credit Agreement to extend the maturity date of the Credit Agreement from December 1, 2009 to January 31, 2010.  In connection with the Amendment, the Company also agreed to reduce the total available commitments under the Credit Agreement from $350,000,000 to $250,000,000.

The above discussion is a summary of certain terms and conditions of the Amendment and is qualified in its entirety by the terms and conditions of the Amendment. For the complete terms and conditions of the Amendment summarized in this report, please refer to the Amendment attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number                                                  Description

10.1
Fourth Amendment to Amended and Restated Post-Petition Credit Agreement, dated as of December 1, 2009, among the Company, as borrower, certain subsidiaries of the Company, as guarantors, Bank of Montreal, as agent, and the lenders party thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM'S PRIDE CORPORATION

Date:  December 2, 2009                                                      By: /s/ Richard A. Cogdill
Richard A. Cogdill
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit
Number                                                        Description

10.1
Fourth Amendment to Amended and Restated Post-Petition Credit Agreement, dated as of December 1, 2009, among the Company, as borrower, certain subsidiaries of the Company, as guarantors, Bank of Montreal, as agent, and the lenders party thereto.